                                                                    EXHIBIT 10.5

                                LEASE AGREEMENT

     THIS LEASE, made this 27 day of October, 1994, by and between
                           --        -------    --
ANDERSON/TAMPA (II) JOINT VENTURE, a Florida joint venture (hereinafter referred to as "Lessor "); and Futronix Corporation (hereinafter referred to as
                      --------------------
"Lessee").

1.   Basic Lease Provisions: All entries set forth below in this Paragraph 1
     ----------------------
relate to provisions of this Lease and are referenced hereto for convenience:

     1.1    Premises 30,000 s.f.                                        See Paragraph 2

     1.2    Building Address 1432-B Tampa East Blvd.                    See Paragraph 2

     1.3    Lease Term 60 months                                        See Paragraph 3

     1.4    Lease Commencement Date  January 1, 1995                    See Paragraph 3

     1.5    Rent Commencement Date January 1, 1995                      See Paragraph 3


                              Year One           Per Month
                              --------           ---------


     1.6    Base Rent         $93,900.00         $7,825.00            See Paragraph 4(a)

     1.7    First Tax Escalation Year            1996                 See Paragraph 4(c)

     1.8    Base Taxes Per Square Foot           $0.32                See Paragraph 4(c)

     1.9    First Insurance Escalation Year      1996                 See  Paragraph 4(c)

     1.10   Base Insurance Cost Per Square Foot    $0.05              See Paragraph 4(c)

     1.11   Security Deposit    $ 7,825.00                            See Paragraph 4(b)

     1.12   Lessee's Address    Futronix Corporation
                                12614 Hempstead Highway
                                Houston, TX 77092-4527

     1.13   Lessor's Address    Anderson/Tampa (II) J.V.
                                c/o Northwestern Mutual Life
                                One Tampa City Center, #1724
                                Tampa,  FL 33602

     1.14  Manager's Address   Southland Management Company
                               9720 Princess Palm Ave. #122, Box 106
                               Tampa, FL 30619-8346

     1.15  Documents Attached:

           (a)  Exhibit "A", Floor Plan(s)
           (b)  Exhibit "B", Rules and Regulations
           (c)  Exhibit "C", Insurance Questionnaire
           (d)  Exhibit "D", Work Letter
           N/A
           (f)  Addendum (I) & (II), consisting of page 1, which deletes,
                                                        -
                alters, changes, supplements or amends the following Articles, and/or Sections of this Lease:______________________
                ____________________________________________________

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease, consisting of this Paragraph 1 and Paragraphs 2-40 which follow hereafter, on the respective dates set forth below.

Witnessed:                                      LESSOR
                                                ------

By:/s/  APRIL A. WEBB                    Anderson/Tampa (II) Joint Venture
   ------------------------

                                         Northwestern Mutual Life
                                         Insurance Company, Partner

By:/s/  ROBIN  G. SMITH                  By:/s/   BARBARA C. SIMON
   ------------------------              ---------------------------------
                                         Its: SENIOR REAL ESTATE OFFICER -
                                              ----------------------------------
                                                ASSET MANAGEMENT


                                         Date: 11-9-94
                                               ---------------------------


Witnessed:                                     LESSEE
                                               ------

                                         FUTRONIX CORPORATION
                                         --------------------

By:/s/ PATRICIA ROMANO                   By:/s/  Jim Psencik, TREASURER
   ------------------------                 ------------------------------------
                                         Its:___________________________________


By:/s/ IRENE L. JONES
   -----------------------               By:____________________________________
                                         Its:___________________________________


                                         Date:__________________________________

                                     INDEX

    Paragraph                                                           Page
    ---------                                                           ----
 1. Basic Lease Provisions..............................................   1

 2. Premises............................................................   6

 3. Term and Commencement of Lease......................................   6

 4. Rent Payments.......................................................   6

 5. Repairs and Maintenance.............................................   9

 6. Utility.............................................................   9

 7. Signs...............................................................  11

 8. Usage...............................................................  11

 9. Compliance with Laws, Rules and Regulations.........................  11

10. Relocation..........................................................  12

11. Insurance...........................................................  12

12. Property Insurance..................................................  13

13. Waiver of Subrogation...............................................  13

14. Lessor Improvements.................................................  13

15. Alteration and Improvements.........................................  14

16. Mechanics Liens.....................................................  14

17. Condemnation........................................................  14

18. Hazardous Substances................................................  15

19. Radon...............................................................  17

20. Fire and Casualty...................................................  17

21. Hold Harmless.......................................................  18

22. Quiet Enjoyment.....................................................  18

23. Lessor's Right of Entry.............................................  18

24. Assignment or Sublease..............................................  18

25. Lessor's Lien.......................................................  19

26. Uniform Commercial Code.............................................  19

27. Default by Lessee...................................................  19

28. Remedies for Lessee's Default.......................................  20

29. Waiver of Default or Remedy.........................................  21

30. Acts of God.........................................................  21

31. Attorney's Fees.....................................................  21

32. Holding Over........................................................  21

33. Rights of First Mortgagee...........................................  21

34. Estoppel Certificates...............................................  22

35. Successors..........................................................  22

36. Guarantee of Lease..................................................  22

37. Definitions.........................................................  22

38. Construction of Language............................................  23

39. Notice..............................................................  23

40. Agreement and Limitation of Warranties..............................  24

                                  Witnesseth:

2.   Premises:  Lessor hereby leases to Lessee and Lessee hereby rents from
     --------
Lessor the Premises described in Paragraph 1.1 of the Basic Lease Provisions and further outlined on the Floor Plan attached hereto as Exhibit "A" and made a part hereof (the "Premises"). The Premises are situated in the building located at the address described in Paragraph 1.2 of the Basic Lease Provisions (the "Building). The Building and the land upon which it is located is hereinafter referred to as the "Project".

3.   Term and Commencement of Lease:  This Lease shall be for the length of term
     ------------------------------
set forth in Paragraph 1.3 of the Basic Lease Provisions, commencing on the Lease Commencement Date described in Paragraph 1.4 of the Basic Lease Provisions. The rent shall commence on the date described in Paragraph 1.5 of the Basic Lease Provisions. If Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee at the Lease Commencement Date, this Lease shall not be void or voidable, nor shall Lessor be liable for any loss or damage resulting therefrom; however, if the delay is caused by Lessor's actions, there shall be a proportionate reduction of rent covering the period between the Lease Commencement Date and the date when Lessor can deliver possession. The Lease Term shall be extended by such delay for any equal period. In the event Lessor shall not for any reason whatsoever, other than an act of force majeure as described in Section 30 hereof or by reason of a Lessee delay, deliver possession of the Premises within one hundred twenty (120) days after the date in which the plans are deemed approved by Lessee (plans must be approved by Lessee within ten (10) days of receipt) and full execution of Lease, the Lessee shall have the right to terminate the Lease.

4.   Rent Payments:
     -------------

     (a) During the term of this Lease Lessee agrees to pay to Lessor the Base Rent described in Paragraph 1.6 of the Basic Lease Provisions, payable in equal monthly installments, in advance, on the first day of each and every calendar month during the term of Lease, as adjusted in accordance with Paragraph 4(f) hereof; delivered to the Manager's Address described in Paragraph 1.14 of the Basic Lease Provisions or at any other address as designated from time to time. One monthly installment of rent shall be payable by Lessee the date of execution of this Lease for the first month's rent. If the Lease Commencement Date occurs on a day other than the first day of the calendar month, the rent for the partial month, at the commencement of the term of the Lease, shall be prorated for each date at the rate of one-thirtieth (1/30) of the full monthly installment of rent. Lessee shall pay, as additional rental, all other sums due under this lease.

     (b) On the date of execution of this Lease by Lessee, Lessee shall pay to Lessor a security deposit in the amount described in Paragraph 1.11 of the Basic Lease Provisions to be held for the performance by Lessee of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent and/or any damage, injury, expense or liability caused to Lessor by the event of default or breach of covenant, with any remaining balance of the security deposit to be returned by Lessor to Lessee thirty (30) days after termination of this Lease.

     (c) In addition to the foregoing, Lessee shall pay as additional rent an amount of money equal to:

          i) Commencing on the First Tax Insurance Escalation Year described in Paragraph 1.7 of the Basic Lease Provisions and continuing thereafter during each year of the term of this Lease, in the event Lessor's per square foot cost of taxes, and general and special assessments on the Project increases above the Base Taxes Per Square Foot described in Paragraph 1.8 of the Basic Lease Provisions, then Lessee shall pay as additional rent the amount of such increase computed by multiplying the gross leasable area of the Premises described in Paragraph 1.1 of the Basic Lease Provisions by the amount of such increase (hereinafter the "Tax Escalation"). The term "taxes" shall include every type of tax assessed against the Project but not including inheritance, estate, transfer, gift, franchise, corporation, net income, profit, or capital gains taxes or levies or upon the operation of the Project, including, without limitation, ad valorem real estate taxes and any new tax not presently in effect but which may hereafter be levied, assessed or imposed upon the Lessor or upon the Project, if such tax shall be based upon or arise out of the ownership, use or operation of the Premises but not including inheritance, estate, transfer, gift, franchise, corporation, net income, profit, or capital gains taxes or levies and,

          ii) Commencing on the First Insurance Escalation Year described in Paragraph 1.9 of the Basic Lease Provisions and continuing thereafter during each year of the term of this Lease, in the event Lessor's per square foot cost of fire and casualty insurance on the Building increases above the Base Insurance Cost Per Square Foot described in Paragraph 1.10 of the Basic Lease Provisions, then Lessee shall pay to Lessor as additional rent the amount of such increase computed by multiplying the gross leasable area of the Premises by the amount of such increase (hereinafter the "Insurance Cost Increases"). The term "Insurance" shall include all fire and extended casualty insurance on the Building and all liability coverage on the grounds, sidewalks, driveways, parking areas and any other exterior or interior areas, together with such other insurance protection as is from time to time reasonably deemed necessary by Lessor, and

          iii) The amount of all costs to Lessor of operating and maintaining the Project including, without limitation, all utilities for the Building not separately metered

          (including, without limitation, electricity, water, sewer, and sewer service), common area maintenance, landscaping costs, security costs, if any, and other charges levied against the Building, if any and the cost of all repairs to the Building made by Lessor which are not Lessor's express responsibility, such costs and charges to be equitably prorated if the Premises occupy less then all of the Building (hereinafter "Operating Costs"). The term "landscaping costs" shall include without limitation all landscaping, planting, lawn and ground care, all improvements, repair and maintenance to the grounds and other common areas including, sidewalks, driveways and parking areas. The term "prorated" shall mean a fraction, the numerator being the number of square feet of gross leasable area in the Premises and the denominator being the total number of square feet of gross leasable area in the building. Operating Costs increase shall not exceed seven percent (7%) per year.

          Tax Escalations, Insurance Cost Increases, and Operating Costs shall be paid by Lessee within thirty (30) days of billing by Lessor, or, at Lessor's option, in equal Monthly Installments in an amount equal to one-twelfth (1/12th) of the amount of the Tax Escalations, Insurance Cost Increases, and Operating Costs as estimated by Lessor from time to time in written notice to Lessee prior to or during each year of the term of the Lease. Within a reasonable amount of time after the actual amount of Tax Escalations, Insurance Cost Increases, and Operating Costs can be determined for each year, Lessor shall deliver to Lessee a written statement, setting forth the calculation of the Tax Escalations, Insurance Cost Increases, and Operating Costs for such year. If the aggregate amount of estimated monthly payments made by Lessee in any year for Tax Escalations, Insurance Cost Increases, and Operating Costs are less than the actual amount set forth on Lessor's statement, then Lessee shall pay to Lessor as additional rent upon demand the amount of such deficiency; if the aggregate amount of monthly estimated payments made by Lessee to Lessor exceed the actual amount as set forth on Lessor's statement, and if Lessee is not otherwise in default hereunder, the amount of such excess will be applied by Lessor to reduce the installments of such additional rent due hereunder for the next year; and if there is any such excess for the last year of the term and if Lessee is not otherwise in default hereunder, the amount thereof will be refunded by Lessor to Lessee.

     (d) In addition to other remedies for nonpayment of rent, if the monthly rental payment is not received by Lessor on or before the tenth day of the month for which rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the tenth day of the month following the month in which Lessee was invoiced, a service charge of ten percent (10%) of such past due amount shall become due and payable in addition to such amounts owed under this Lease. Time is of the essence in this Lease.

     (e) No payment by Lessee or receipt by Lessor of a lesser amount of monthly rent or any other sum due hereunder, shall be deemed to be other than on account of the earliest due rent or payment, nor shall any endorsement or statement on any check or any letter accompanying any such check or payment be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or payment or pursue any other remedy available in this Lease, at law or in equity. Lessor may accept any partial payment from Lessee without invalidation of any contractual notice required to be given herein (to the extent such contractual notice is required) and without invalidation of any notice required by any law pertaining to eviction or summary remedy for regaining possession of real property in the event of tenant default.

     See Addendum I, Item 1 Rent Schedule

     (g) Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

5.   Repairs and Maintenance:
     -----------------------

     (a) Unless otherwise expressly provided, Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the Premises during the term of this Lease except those repairs set forth in this paragraph. Lessor shall maintain only the roof, including all roof leaks not caused by Lessee, foundation, paving, landscaping, sprinkler system and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass and all doors) of the building in good repair and condition except for reasonable wear and tear. Lessor shall be responsible for repainting the building's exterior (except for exterior doors). Lessee shall repair and pay for any damage including those repairs which are the responsibility of Lessor, as stated above, caused by any negligent or intentional act or omission of Lessee or Lessee's agents, employees and invites. Lessee shall immediately give written notice to Lessor of the need for repairs, which repairs shall be made by Lessor beginning not more than fifteen (15) days after written notice by Lessee. Lessor shall not be liable to Lessee for any damage or inconvenience caused by making of repairs unless due to the gross negligence of Lessor, its agents or employees and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease. All notices for repairs or maintenance that are the responsibility of Lessor pursuant to this Lease must be made in writing to Lessor at the Manager's Address referenced above or at other place as designated from time to time.

     (b) Lessor shall have the right, but shall not be obligated, to enter the Premises at all reasonable hours for the purpose of making any repairs, alterations, or additions which Lessor shall deem necessary for the safety, preservation, or improvement of the Premises or the Building, and Lessor shall be allowed to take all materials into and upon the Premises that may be required to make such repairs, improvements, and additions, or any alterations for the benefit of Lessee without Lessor in any way being deemed or held guilty of an eviction of Lessee; and the rent payable under this Lease shall in no way abate while said repairs, alterations, or additions are being made; and Lessee shall not be entitled to maintain a set-off or counterclaim for damage against Lessor by reason of loss or interruption to the business of Lessee as a result of such work and Lessor shall use its best efforts not to unreasonably interfere with the operations of Lessee's business. All such repairs, decorations, additions and improvements shall be done during ordinary business hours, or, if any such work is at the request of Lessee to be done during any other hours, Lessee shall pay for all overtime costs.

     (c) Lessee shall, at its own expense, maintain all parts of the project not required to be maintained by Lessor under paragraph 5(a), in good repair and condition (including all necessary replacements), including, but not limited to, downspouts, HVAC equipment, dock bumpers, pest control and extermination, regular removal of debris. Lessee shall pay its prorata share of maintenance of the spur railroad track, if any, servicing the Lease Premises and agrees to sign a joint maintenance agreement with the railroad company servicing the Premises, if requested by the railroad company. Lessee shall take good care of all the property and its fixtures. If Lessee neglects to keep and maintain the Premises, then Lessor shall have the right, but not the obligation, to have the work done and the costs shall be charged to Lessee as additional rent and shall become payable by Lessee with the payment of rent next due hereunder.

     (d) In connection with Lessee's maintenance and repair of the heating, ventilating, and air conditioning (HVAC) system, Lessee shall provide Lessor during the term of this Lease and any renewal hereof with a duplicate original of a maintenance contract in form and substance acceptable to Lessor, with a reputable HVAC maintenance firm. If Lessee fails to provide Lessor with a duplicate original of a maintenance contract within 45 days after the commencement date, as defined in paragraph 3 of this Lease, Lessor shall have the right, but not the obligation, to obtain on behalf of Lessee, a maintenance contract. The cost for such contract shall be charged to Lessee as additional rental and shall become payable by Lessee with the payment of rent next due hereunder. In the event of a replacement of a part of portion of the HVAC equipment which is warranted by the manufacturer and/or guaranteed by the installer, Lessee shall provide the Lessor with a duplicate original of the warranty and/or guarantee. See Addendum I, Item 2 HVAC.

     (e) Lessee shall not allow any damage to be committed on any portion of the Premises. Lessee shall deliver the Premises to Lessor in as good condition as existed at the Commencement Date of this Lease, ordinary wear and tear damage by fire or other casualty excepted. The cost of any repairs necessary to restore the condition of the Premises shall be borne by Lessee, and if Lessor undertakes to restore the Premises it shall have a right of reimbursement against Lessee which right shall survive the termination of this Lease. Subject to Section 20 below.

6.   Utility:  Lessor shall provide the normal utility service connections into
     -------
the Building. Lessee shall pay the cost of all utility services, including, but not limited to, initial connection charges and all charges for gas, water and electricity used on the Premises. However, Lessor may provide water to the Premises, in which case Lessee agrees to pay to Lessor its prorata share of the cost of such water. Lessee shall pay all costs caused by Lessee introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any such pollutants or solids. Lessee shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps or similar devices as may be required by any governmental subdivision because of Lessee's use of the sanitary sewer system. Lessee shall pay all surcharges levied due to Lessee's use of sanitary sewer or waste removal services insofar as such surcharges affect Lessor or other tenants in the building. Lessor shall not be required to pay for any utility services, supplies or upkeep in connection with the Premises. Lessor shall in no way or event be liable for loss or interruption of utility service on or to the Premises.

7.   Signs:  Lessee shall not place on the Project, any exterior signs or
     -----
advertisements, nor any interior signs or advertisements that are visible from the exterior of the Premises, without the Lessor's prior written consent which shall not be unreasonably withheld or delayed which Lessor reserves the right to withhold for any reason in its sole judgment. The cost of installation and regular maintenance of any such signs approved by the Lessor shall be at the sole expense of the Lessee. At the termination of this Lease, or any extension thereof, the Lessee shall remove all of Lessee's signs. Any damage caused by the installation or removal of Lessee's signs shall be repaired at Lessee's expense.

8.   Usage: Lessee warrants and represents to Lessor that the Premises shall be
     -----
used and occupied only for the purposes of warehousing & distribution of
                                           -----------------------------
electrical wire and cable including cutting and winding equipment. Lessee shall
- -----------------------------------------------------------------
occupy the Premises, conduct its business and control its agents, employees, invites and visitors in such a way as is lawful, reputable and will not create any nuisance or otherwise interfere with, annoy or disturb any other tenant or Lessor in its management of the Building.

9.   Compliance with Laws, Rules and Regulations:  Lessee, shall, at its sole
     -------------------------------------------
cost and expense, comply with all applicable federal, state, county and municipal laws, rules and regulations now or hereafter in force, including the Americans with Disabilities Act of 1990. See Addendum II attached. Lessee will comply with the Rules and Regulations of the Project adopted by Lessor which are set forth in Exhibit "B" to this Lease. Lessor shall have the right at any time to change the rules and regulations in any reasonable manner provided the same uniformly applies to all tenants. All changes and amendments in the rules and regulations will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.

10.  Relocation:  Relocate Lessee to other space in the Project designated by
     ----------
Lessor, provided such other space is comparable to the Premises. Lessor shall pay all out-of-pocket expenses of any such relocation, including the expenses of moving and reconstruction of all Lessee furnished and Lessor furnished improvements. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or other conditions, but with the new location substituted for the old location set forth in paragraph 1 of this Lease.

11.  Insurance:
     ---------

     (a) Lessee shall not permit the Premises to be used in any way which would, in the opinion of Lessor, create a fire hazard or increase premiums or void the fire insurance on leasehold improvements or contents belonging to other tenants in the Building. Lessee warrants to Lessor that the insurance questionnaire (filled out by Lessee, signed and presented to Lessor prior to the execution of this Lease) accurately reflects Lessee's intended use of the Premises. The insurance questionnaire is made a part of this Lease by reference as though fully copied and recorded herein. If any at time during the term of this Lease the State Board of Insurance or other insurance authority disallows any of the Lessor's sprinkler credits or imposes an additional penalty or surcharge in Lessor's insurance premiums because of any act of Lessee, Lessee agrees to pay as additional rental the increase in Lessor's insurance premiums.

     (b) Lessee shall obtain and maintain in force throughout the term of this Lease a comprehensive general liability policy in the amount of not less than $2,000,000.00. Said policy shall name both Lessor and Lessee as insureds (with a cross-liability endorsement), shall be issued by an insurance company or companies authorized to do business in the State of Florida, shall be issued as a primary policy and shall contain a provision requiring the insurer to give Lessor at least thirty (30) calendar days' prior written notice before any termination or expiration of said policy for any reason. Prior to the commencement of this Lease and prior to the expiration of the term of each such policy, Lessee may maintain such insurance in the form of a blanket policy with an insurance company authorized to do business in the state of Florida. Lessee shall deliver to Lessor the original of such policy or a proper certificate from the insurer.

12.  Property Insurance:
     ------------------

     (a) Lessor shall, at all times during the term of this Lease and at Lessor's sole discretion, either self insure against all risk of direct physical loss; or shall maintain a policy or policies of insurance, insuring the Building against all risk of direct physical loss in an amount Lessor deems appropriate; provided, that Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee or which Lessee may have upon or within the Premises or any fixtures installed by or paid for by Lessee upon or within the Premises or any additional improvements which Lessee may construct on the Premises.

     (b) If Lessor determines to self-insure or insures with a deductible, Lessor reserves the right to allocate an amount equivalent to the expense that would be incurred as if Lessor had purchased standard insurance coverage for the Building and said allocated expense shall be considered an operating expense for the property as defined in subparagraph 4(c).

     (c) Lessee shall maintain in full force and effect on all of its fixtures and equipment in the Premises, a policy or policies of fire insurance with extended coverage endorsement in the amount necessary to negate the effect of a co-insurance provision. Said policy shall be issued by an insurance company or companies authorized to do business in the State of Florida. During the lease term, the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Lessor shall have no interest in the insurance upon Lessee's equipment and fixtures.

13.  Waiver of Subrogation:  Anything in this Lease to the contrary
     ---------------------
notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the Building of which the Premises are a part, or personal property (building contents) within the Building, by reason of fire or the elements regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Because this paragraph will preclude the assignment of any claim by way of subrogation or otherwise to an insurance company or any other person, each party to this Lease agrees immediately to give written notice of this waiver to each of its insurance companies, and to have its insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this paragraph.

14.  Lessor Improvements:  If construction on the Premises is to be performed by
     -------------------
Lessor prior to commencement of this Lease, Lessor will complete the construction of the improvements in accordance with the Work Letter, if any, attached as Exhibit "D" hereto, and the plans and specifications agreed to by the parties and made a part of this Lease by reference. The plans, cost and specifications shall be approved and signed by the parties prior to the commencement of construction. The cost of any construction which is reimbursable by Lessee to Lessor shall be billed as additional rent to Lessee when construction is completed and is due within ten (10) days following the receipt of the invoice or as may be agreed upon by Lessor and Lessee. Any changes or modifications to the Work Letter and/or approved plans and specifications shall be made and accepted by written change order signed by Lessor and Lessee and shall constitute an amendment to this Lease. Occupying all or any portion of the Premises by Lessee shall be conclusive that the Premises are in satisfactory condition and acceptable to the Lessee.

15.  Alteration and Improvements:  Lessee shall not make or allow to be made any
     ---------------------------
alterations or physical additions in or to the Premises without first obtaining the written consent of Lessor. Any alterations, physical additions or improvements to the Premises made by Lessee shall at once become property of Lessor and shall be surrendered to Lessor upon the termination of this Lease. Lessor, at its option, may require Lessee to remove any physical additions and/or to repair any alterations in order to restore the Premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee which may be removed by Lessee without damage to this Premises.

16.  Mechanics Liens:  No mechanic's or other lien shall attach to or be allowed
     ---------------
to stand against the estate of Lessor by reason of any improvements made by Lessee. Lessee shall pay promptly all persons furnishing labor or materials with respect to any work performed by Lessee or its contractor(s) in, on or about the Premises. In the event any mechanic's or other lien shall at any time be filed against the Premises by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, for Lessee or for anyone holding the Premises through or under Lessee, Lessee shall cause the same to be discharged of record or bonded to the satisfaction of Lessor. If Lessee shall fail to cause such lien to be so discharged or bonded after being notified of the filing thereof, then, in addition to any other right of remedy of Lessor, Lessor may discharge the same by paying the amount claimed to be due, and the amount so paid by Lessor (including actual attorney's fees and expenses incurred by Lessor either defending against such lien or in procuring the discharge of such lien), together with interest thereon, shall be due and payable by Lessee to Lessor as additional rental. Nothing herein contained shall be construed as a consent by Lessor to make any alteration, improvement, installation or addition so as to give rise to any right to any laborer or material man to file any mechanic's lien or any notice thereof, or any other lien purporting to affect the Project.

17.  Condemnation:
     ------------

     (a) If, during the term (or any extension or renewal) of this Lease, all or at least twenty-five percent (25%) of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, at the option of Lessee this Lease shall terminate effective sixty (60) days prior to the date physical possession is taken by the condemning authority. All compensation and damages awarded for the partial or total taking of the Premises shall belong to and be the sole property of Lessor. Lessee shall be entitled to make its own claims for and receive any award that may be made for Lessee's improvements, moving expenses, and the removal of Lessee's trade fixtures, equipment and furnishings.

     (b) If a portion of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in paragraph 17(a) above, Lessor may, at Lessor's sole risk and expense, restore and reconstruct the Building and other improvements on the Premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be prorated based on the portion of Premises which are reasonably usable by Lessee. All compensation and damages awarded for the partial taking of the Premises shall belong to and be the sole property of Lessor. Lessee shall be entitled to make its own claims for and receive any award that may be made for Lessee's improvements, moving expenses, and the removal of Lessee's trade fixtures, equipment and furnishing.

18.  Hazardous Substances:
     --------------------

     (a) The term "Hazardous Substance(s)" as used in the Lease is defined as follows: Any element, compound, mixture, solution, particle or substance, which presents danger or potential danger for damage or injury to health, welfare or to the environment including, but not limited to: (i) those substances which are inherently or potentially radioactive, explosive, ignitable, corrosive, reactive, carcinogenic or toxic and (ii) those substances which have been recognized as dangerous or potentially dangerous to health, welfare or to the environment by any federal, municipal, state, county or other governmental or quasi-governmental authority and/or any department or agency thereof.

     (b) Lessee represents and warrants to Lessor that at all times during the term of this Lease and any extensions or renewals thereof, Lessee shall:

          i) obtain Lessor's prior written consent, which consent shall be granted or withheld in Lessor's sole discretion, to the manufacturing, processing, distributing, using, producing, treating, storing (above or below ground level), disposing of, or allowing to be present (the "Presence") of any hazardous substance in or about the Premises. In connection with each such consent requested by Lessee, Lessee shall submit to Lessor a description, including the composition, quantity and all other information requested by Lessor concerning the proposed Presence of any hazardous substance. Lessor's consent to the Presence of any hazardous substance may be deemed given only by inclusion of a description of the composition and quantity of the proposed hazardous substance on Schedule A to this Lease. The term Allowed Substance as used in this lease is defined as any hazardous substance which Lessor has agreed to the Presence thereof. Lessor's consent to the Presence of any hazardous substance at any time during the lease term or renewal thereof shall not waive the requirement of obtaining Lessor's consent to the subsequent Presence of any other, or increased quantities of, hazardous substance in or about the Premises. If Lessor subsequently consents to the Presence of any other hazardous substance, or to increased quanitities of any hazardous substance, such consent shall be deemed given only by amendment of Schedule A to this Paragraph 18.

          ii) refrain from (and prohibit others from) allowing the Presence of any hazardous substance in or about the Premises which is not an Allowed Substance;

          iii) promptly comply at Lessee's own cost and expense, with all laws, orders, rules, regulations, certificates of occupancy, or other requirements, as the same now exist or may hereafter be enacted, amended or promulgated, of any federal, municipal, state, county or other governmental or quasi-governmental authorities and/or any department or agency thereof relating to the Presence of hazardous substances in or about the Premises, whether or not such substances are Allowed Substances.

          iv) indemnify and hold Lessor, its agents and employees, harmless from any and all demands, claims, causes of action, penalties, liabilities, judgments, damages (including consequential damages) and expenses including, without limitation, court costs and reasonable attorneys' fees incurred by Lessor as a result of (a) Lessee's failure or delay in complying, to Lessor's satisfaction, with the provisions of sections (b)(i) or (ii) above; (b) Lessee's failure or delay in properly complying with such law, order, rule, regulation, certificate of occupancy or other requirement referred to in section (b)(iii), above or (c) any adverse effect which results from the Presence of any hazardous substance in or about the Premises, whether or not such hazardous substance is an Allowed Substance. If any action or proceeding is brought against Lessor, its agents or employees by reason of any such claim, Lessee, upon notice from Lessor, will defend such claim at Lessee's expense with counsel reasonably satisfactory to Lessor. This indemnification by Lessee of Lessor shall survive the termination of the Lease.

          v) promptly disclose to Lessor by delivering, in the manner prescribed for delivery of notice in the Lease, a copy of any forms, submissions, notices, reports, or other written documentation (communications) relating to the Presence of any hazardous substance in or about the Premises, whether or not such hazardous substance is an Allowed Substance, and whether such Communications are delivered to Lessee or are requested of Lessee by any federal, municipal, state, county or other government or quasi-governmental authority and/or any department or agency thereof.

          vi) notwithstanding any other provisions of this Lease, allow Lessor, and any authorized representative of Lessor, access and the right to enter and inspect the Premises for the Presence of any hazardous substance, whether or not such hazardous substance is an Allowed Substance, at any time deemed reasonable by Lessor, without prior notice to tenant.

     (c) Compliance by Lessee with any provision of this Paragraph 18 shall not be deemed a waiver of any other provision. Without limiting the foregoing, Lessor's consent to the

     Presence of any Allowed Substance shall not relieve Lessee of its indemnity obligations under the terms of this Paragraph 18.

19.  Radon Gas:  Radon is a naturally occurring radioactive gas that, when it
     ---------
has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

20.  Fire and Casualty:
     -----------------

     (a) If, the Premises are totally destroyed by fire or other casualty, or if the Premises are so damaged so that rebuilding cannot reasonably be completed within one hundred twenty (120) working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate effective as of the date of the written notification.

     (b) If the Premises are partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within ninety (90) working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate and Lessor will at its sole cost and expense proceed with reasonable diligence to rebuild or repair the Premises to substantially the same condition they existed prior to the damage, provided, however, Lessor shall have no obligation to restore or repair any alterations or improvements made by either Lessor or Lessee to the Premises at Lessee's cost. If the Premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invites or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the Premises are untenantable shall be prorated. In the event Lessor fails to substantially complete the necessary repairs or rebuilding within ninety (90) working days from the date of written notification by Lessee to Lessor of the destruction, Lessee or Lessor may terminate this lease by delivering written notice of termination to the other.

     (c) Whenever Lessor/Lessee shall be required by the terms of this Lease or otherwise to make any improvements or repairs, to furnish any services, to repair or reconstruct the premises or to fulfill any other obligation hereunder, and Lessor/Lessee shall be delayed in or prevented from so doing for reasons beyond Lessor's reasonable control, Lessor/Lessee shall not be deemed thereby to be in default and this Lease and the obligation of Lessee to pay rent hereunder and to perform all of the other covenants and agreements hereunder on the part of Lessee to be performed shall in no way be affected, impaired, or excused, and any time limit herein fixed for Lessor/Lessee performance thereof shall be extended by length of delay, if and so long as Lessor/Lessee nonperformance, delay or default shall be caused by reason of governmental controls, war, riots or civil disturbances, strikes, labor disputes, power shortages, acts of God, or any other cause beyond Lessor/Lessee reasonable control.

21.  Hold Harmless:  Lessor shall not be liable to Lessee's employees, agents,
     -------------
invitees, licensees or visitors, or to any other persons, for any injury to person or damage to property on or about the Premises, unless caused by the gross negligence of Lessor, its agents or employees. Lessee agrees to indemnify and hold harmless Lessor from any loss, expenses, including attorney's fees or claims arising out of any such damage or injury.

22.  Quiet Enjoyment:  Lessor warrants that it has full right to execute and to
     ---------------
perform this Lease and to grant the estate demised and that Lessee, upon payment of the required rents and performing the terms, conditions, covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises during the full term of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Lessee's use and enjoyment of the Premises.

23.  Lessor's Right of Entry:
     -----------------------

     (a) Lessor shall have the right, at all reasonable hours, to enter the Premises for the following reasons: inspection; cleaning or making repairs; making alterations or additions as Lessor may deem necessary or desirable; determining Lessee's use of the Premises; or determining if an act of default under this Lease has occurred. Lessor shall use its best efforts not to unreasonably interfere with Lessee's use of the Premises.

     (b) Lessor shall have the right, at all reasonable hours, to enter the Premises during the last six months of this Lease for the purpose of showing the Premises to prospective tenants, and the Lessor shall also have the right to post on the exterior of the Premises the usual notice and/or signs advertising the Premises "For Rent" or other such similar advertising as Lessor deems necessary.

24.  Assignment or Sublease:
     ----------------------

     (a) Lessor shall have the right to transfer and assign this Lease along with any transfer or assignment, in whole or in part, of Lessor's rights and obligations in the Property. Lessee shall not assign this Lease or sublet all or any part of the Premises without the prior written consent of Lessor which shall not be unreasonably withheld or delayed. Lessor shall have the option, upon receipt from Lessee of a written request for Lessor's consent to assign or sublet, to terminate this Lease as of the effective date of the requested subletting or assignment. The option shall be exercised, if at all, within fifteen (15) days following Lessor's receipt of such written request by delivery to Lessee of a written notice of said termination. In the event of any assignment or subletting, Lessee shall nevertheless at all times remain fully responsible and liable for the payment of rent and for compliance with all other obligations under the terms, provisions and covenants of this Lease. Lessor reserves the right to receive one half of rental money obtained from the assignment or sublease as the case may be in excess of the base rent. Upon the occurrence of an "event of default" as defined below, if all or any part of the Premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or subtenant all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the Premises to secure payment of such sums. Any collection directly by Lessor from the assignee or subtenant shall not be construed to constitute a novation or a release of Lessee from the further performance of its obligations under this Lease.

     (b) Any request by Lessee for an assignment or sublease shall be accomplished by: (1) a copy of the proposed assignment or sublease; (2) a written statement by Lessee as to the proposed assignee or sublessee's intended use of the Premises; (3) a Dunn and Bradstreet report or an equivalent report acceptable to the Lessor of the proposed assignee or sub-lessee; (4) financial statements including the most current annual income statement and balance sheet (as defined by generally accepted accounting practices) for the proposed assignee or sublessee; and (5) at the Lessor's discretion, banking and business references for the proposed assignee or sublessee. Lessor reserves the right to request such other information as necessary to qualify the proposed assignee or sublessee.

     See Addendum I, Item 3 Assignment.

26.  Uniform Commercial Code:  This Lease is intended as and constitutes a
     -----------------------
security agreement within the meaning of the Uniform Commercial Code of the state in which the Premises are situated, and Lessor, in addition to the right prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Lessee's property now or hereafter located upon the Premises which are granted a secured party, as that term is defined, under the Uniform Commercial Code to secure the payment to Lessor of the various amounts provided in this Lease. Lessee will on request execute and deliver to Lessor a financing statement for the purpose of perfecting Lessor's security interest under this Lease or Lessor may file this Lease or a copy thereof as a financing statement.

27.  Default by Lessee:  Any of the following shall constitute an event of
     -----------------
default by Lessee under this Lease:

     (a) Lessee fails to pay when due any installment of rent or any other payment required pursuant to this Lease;


     (b) Lessee abandons (as defined in paragraph 33(a) of this Lease) any substantial portion of the Premises;

     (c) Lessee fails to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within thirty (30) days after written notice to Lessee;

     (d) Any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief is not dismissed within 60 days after the commencement thereof, or if, any trustee, receiver or liquidator is appointed for Lessee, or of any material part of its properties, and appointment is not vacated within 60 days after such appointment; or

     (e) Lessee does or permits to be done any act which results in a lien being filed against the Premises or the Project.

     See Addendum I, Item 4 Default.

28.  Remedies for Lessee's Default:  Upon the occurrence of any event of default
     -----------------------------
set forth in this Lease, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand:

     (a) Terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor. If Lessee fails to surrender the Premises, Lessor may, without prejudice to any other remedy it has for possession or arrearages in rent, enter upon and take possession of the Premises, by picking or changing locks if necessary, and lock out, expel, or remove Lessee and any other person who may be occupying all or any part of the Premises by any peaceable means without being liable for prosecution of any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor suffers by reason of the termination of the Lease including inability to relet the Premises on satisfactory terms.

     (b) Enter upon and take possession of the Premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the Premises by any peaceable means without being liable for any claim for damages, and relet the Premises on behalf of Lessee and receive directly the rent by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that arises by reason of any reletting of the Premises; further, Lessee agrees to reimburse Lessor for any expenditures made by it for remodeling or repairing the Premises.

     (c) Enter upon the Premises, by picking or changing locks if necessary, without being liable for prosecution of any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor incurs in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this subparagraph caused by the negligence of Lessor or otherwise.

     (d) All rights and remedies of the Lessor herein enumerated in the event of a default shall be cumulative and nothing herein shall exclude any other right or remedy allowed by law.

29.  Waiver of Default or Remedy:  Failure of Lessor to declare an event of
     ---------------------------
default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

30.  Acts of God:  Lessor/Lessee shall not be required to perform any covenant
     -----------
or obligation in this Lease, or be liable in damages to Lessee/Lessor so long as the performance or non-performance of the covenant or obligation is delayed, caused by or prevented by an act of God or force majeure.

31.  Attorney's Fees:  In the event Lessee defaults in the performance of any of
     ---------------
the terms, covenants, agreements or conditions contained in this Lease and Lessor retains an attorney to enforce all or any part of this Lease, the collection of any rent due or to be come due or recovery of the possession of the Premises, Lessee agrees to pay Lessor reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

32.  Holding Over:  In the event of holding over by Lessee after the expiration
     ------------
or termination of this Lease, the holdover shall be as a tenant at will and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as rental for the period of such holdover an amount equal to one and one half (1-1/2) times the rent. Lessee agrees to vacate and deliver the Premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without consent of Lessor, shall operate to extend this Lease.

33.  Rights of First Mortgagee:  Lessee accepts this Lease subject and
     -------------------------
subordinate to any recorded first mortgage or deed of trust lien presently existing or hereafter created upon the Premises. Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require provided that such instrument shall recognize this Lease and provide that no extinguishment of this Lease shall occur upon foreclosure. If the interests of Lessor under this Lease are transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust on the Premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser"), at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, and any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease.

34.  Estoppel Certificates:  Within ten (10) days after request by Lessor or
     ---------------------
Lessor's mortgagee, Lessee agrees to furnish a statement certifying that Lessee is in possession of the Premises; the Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee. If Lessee believes any of the statements requested of Lessor in such Estoppel Certificate not to be true or correct, Lessee shall state the circumstances relative thereto with specificity in the statement. Lessee's failure to deliver such statement within the time specified herein shall cause Lessor to be automatically appointed as Lessee's attorney-in-fact for the purpose of issuing such statement.

35.  Successors:  This lease shall be binding upon and inure to the benefit of
     ----------
Lessor and Lessee and their respective permitted heirs, personal representatives, successors and assignees. It is hereby covenanted and agreed that should Lessor's interest in the Premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect and Lessee hereunder agrees to attorn to the then owner of the Premises.

36.  Guarantee of Lease:  Under appropriate circumstances, at Lessor's option,
     ------------------
Lessee may be required to provide a Guarantee of Lease in the form attached hereto as Exhibit "E" executed by a guarantor satisfactory to Lessor.

37.  Definitions:  The following definitions apply to the terms set forth below
     -----------
as used in this Lease:

     (a) "abandon " means the vacating of all or a substantial portion of the Premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

     (b) An "act of God" or "force majeure" means strikes, lockouts, sit-downs, material or labor restrictions, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor/Lessee and which by the exercise of due diligence Lessor/Lessee is unable, wholly or in part, to prevent or overcome.

38.  Construction of Language:  The captions appearing in this Lease are
     ------------------------
inserted for convenience and in no way define, limit, construe or describe the scope or intent of such paragraph. If any provision of this Lease shall ever be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Lease, and such other provisions shall continue in full force and effect.

39.  Notice:
     ------

     (a) All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth below, or at any other address as Lessor may specify from time to time by written notice.

     (b) All payments required to be made by Lessor to Lessee shall be payable to Lessee at the address set forth below, or at any other address within the United States as Lessee may specify from time to time by written notice.

     (c) Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set out below:

                 LESSOR:                                  LESSEE:

     Anderson/Tampa (II) Joint Venture             Futronix Corporation
     c/o Northwestern Mutual Life Insurance        12614 Hempstead Highway
     Real Estate Investment Office                 Houston, TX 77092-4527
     Attn: Asset Management                        Attn: Jim Psencik, Treasurer
     One Tampa City Center, Suite 1724
     Tampa, Florida 33602

copy to:

     Northwestern Mutual Life Insurance
     Attn: Real Estate Investment-
     Asset Management
     720 East Wisconsin Avenue
     Milwaukee, Wisconsin 53202

     Southland Management
     Attn: Mr. Michael Ray
     6220 South Orange Blossom Trail
     Suite 160
     Orlando, Florida 32809

40.  Agreement and Limitation of Warranties:  It is expressly agreed by Lessee,
     --------------------------------------
as a material consideration for the execution of this Lease, that this Lease, with the specific references to written extrinsic documents, is the entire agreement of the parties; that there are, and were, no oral representations, warranties, understandings, stipulations, agreements or promises pertaining to this lease or the expressly mentioned written extrinsic documents not incorporated in writing in this Lease. Lessor and Lessee expressly agree that there are and shall be no implied warranties of merchantability, habitability, fitness, for a particular purpose or of any other kind arising out of this Lease and there are no warranties which extend beyond those expressly set forth in this Lease. It is likewise agreed that this Lease may not be altered, waived, amended or extended except by an instrument in writing signed by both Lessor and Lessee.

                                 [FLOOR PLAN]

                                  EXHIBIT "A"

                             RULES AND REGULATIONS

                                  Exhibit "B"


     To insure minimizing of inconvenience to Lessor or Lessee and the providing of proper maintenance of the Premises and the Building, the following Rules and Regulations are provided and are applicable to all lessees, its officers, agents, employees, customers, visitors or invitees:

     1) No sidewalks or entry passages shall be obstructed or used for any purpose other than for ingress and egress.

     2) No rooms shall be occupied or used as sleeping or lodging quarters at any time.

     3)   Nothing shall be thrown out of the windows or doors of the Premises.

     4) In no event shall Lessee, or third parties doing business with Lessee, store items overnight or otherwise outside of the Building without prior written consent of Lessor.

     5) Tractor-trailers may park only at truck doors and may not be parked more than 36 continuous hours.

     6) No occupant shall (without Lessor's written consent) put up or operate any steam engine, machinery or stove upon the leased Premises, or carry on any mechanical business thereon, or do any cooking thereon, or use or allow to be used upon the Premises any oil, burning fluids, camphor, gasoline or kerosene for heating, warming or lighting. No article deemed extra hazardous on account of fire and no explosives shall be brought into the Premises or the Building. No offensive gases or liquids will be permitted.

     7) Lessee will refer all contractors, contractor's representatives and installation technicians, rendering any service on the Premises for Lessee, to Lessor's approval before performance of any contractual service. This provision shall apply to all installations affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the building.

     8) The waterclosets and other water apparatus shall not be used for any other purpose than those for which they were constructed, and no sweeping, rubbish, or other obstructing substances shall be thrown therein.

     9) No additional locks shall be placed on the doors of the Premises by Lessee, nor shall any existing locks be changed without prior written consent of Lessor. Lessor will without charge furnish Lessee with two keys for each lock existing upon the entrance doors when Lessee assumes possession with the understanding that at termination of the Lease these keys shall be returned. Additional keys will be furnished at a nominal charge. Lessor may at all times keep a pass key to the Premises.

     10) Lessor will not be responsible for lost or stolen personal property, equipment, money or jewelry from Lessee's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

     11) No fish, birds, reptiles or any kind of animal shall be brought into or kept in or about the Premises.

     12) In no event shall Lessee cause or allow any outside storage of trash, refuse, or anything else, whether in the area of a dumpster or otherwise.

     13) Lessee shall not do or permit to be done within the Premises anything which would unreasonably annoy or interfere with the rights of other Lessees of the building.

     14) Lessee shall give Lessor prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any appurtenance of the Premises.

     15) Lessee shall not install any antenna, serial wires or any other equipment without Lessor's prior written consent and upon such terms and conditions as may be specified by Lessor in every instance.

     16) The Lessee shall not install in the Premises any equipment which uses a substantial amount of electricity without the advance written consent of the Lessor. The Lessee shall ascertain from the Lessor the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring in the building and the Premises and the needs of other tenants in the building and shall not use more than such safe capacity. The Lessor's consent to the installation of electric equipment shall not relieve the Lessee from the obligation not to use more electricity than such safe capacity.

     The Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgement may from time to time be needful, for the safety, care and cleanliness of the Premises.


                    Lessee Acknowledgment:  /s/ JIM PSENCIK, TREASURER
                                            --------------------------
                    Date:                              10-31-94
                                            --------------------------

                                  EXHIBIT "D"
                                  WORK LETTER

Interior Work - Office
- ----------------------

Landlord shall furnish and install in the Demised Premises approximately 2,640 s.f. of office space consisting of the following.

     Partitions
     Door and Frame
     Hardware
     Ceilings
     Floor Covering
     Painting
     Heating, Ventilating and Air Conditioning
     Plumbing
     Electrical
     Sprinklers - Office area design is based on light hazard, with spacing one
     (1) sprinkler head per 250 square feet, maximum.

Warehouse Work
- --------------

     Ceilings - Exposed
     Floor - Exposed Concrete
     Walls - Exposed
     Electrical - Existing lighting fixtures
     Sprinklers
     Loading Docks
     Exterior - Ramp

Lessor shall only be responsible for $50,000 towards the above work. Lessor will repair any major breaks in the concrete floor.

                                   ADDENDUM I


1.      Rent Schedule


       YEAR          MONTHS         ANNUALLY         MONTHLY
- -----------------------------------------------------------------
1               01-12               $ 93,900.00       $7,825.00
- -----------------------------------------------------------------
2               13-24               $105,000.00       $8,750.00
- -----------------------------------------------------------------
3               25-36               $112,500.00       $9,375.00
- -----------------------------------------------------------------
4               37-48                      *               *
- -----------------------------------------------------------------
5               49-60                      *               *
- -----------------------------------------------------------------

     *The rent in Year 4 shall be defined as Year 3 rent increased by the annual Consumer Price Index (CPI). The rent in Year 5 shall be defined as Year 4 rent increased by the annual CPI. For purposes of this Lease the CPI used shall be the Consumer Price Index (all items) for All Urban Consumers, U.S. City Average (1982-1984=100) published by the U.S. Department of Labor, Bureau of Labor Statistics. In no event, however, will rent for the fourth or fifth year of the Lease be less than the third year of the Lease. This escalation will be implemented on the anniversary of the Lease at the end of the third and fourth years' respectively.

2.   HVAC

Lessor represents and warrants that on the date hereof and continuing thereafter for a period of one year, the HVAC and all other mechanical systems in the demised Premises are and shall be in good working order and repair.

3.   Assignment

Notwithstanding anything herein to the contrary, Lessee shall have the right to
                                                                       --------
assign this Lease or sublet the Premises to an entity (a) which owns or
- ------      -----           ------------    ---------
controls, is owned or controlled by, or is under common control or ownership with Lessee, (b) resulting from a merger, consolidation or reorganization with
                 ---------
Lessee, or (c) which acquires all or substantially all of the assets of Lessee or the outstanding capital stock of Lessee provided, however, that the entity has substantially the same or greater net worth as Lessee.

4.   Default

Notwithstanding anything in this Lease to the contrary, an event of default shall not be deemed to have occurred under this Lease until (a) if such default consists of failure to pay any sum of money hereunder, after the expiration of five (5) days following written notice from Lessor to

Lessee, and (b) if such default consists of any failure to comply with the terms of this Lease in any manner other than for the payment of money, after the expiration of thirty (30) days following written notice from Lessor to Lessee.

                                  ADDENDUM II

                        SPECIAL PROVISIONS RELATING TO
                  THE AMERICANS WITH DISABILITIES ACT OF 1990

Compliance and Allocation of Responsibility under the Americans with
- --------------------------------------------------------------------
Disabilities Act of 1990.
- ------------------------

As between Lessor and Lessee, Lessor shall be responsible for providing access from the parking lot to and including the front door of the Premises to comply with the requirements of Title III of the Americans with Disabilities Act of 1990 (42 U.S.C. 12181, et. seq. The Provisions Governing Public Accommodations and Services Operated by Private Entities), and all regulations promulgated thereunder, and all amendments, revisions or modifications thereto now or hereafter, adopted or in effect in connection therewith (hereinafter collectively referred to as the "ADA"), and to take such actions and make such alterations, and improvements as are necessary for such compliance.

As between Lessor and Lessee, Lessee, at its sole cost and expense, shall be responsible that the Premises, excluding the front door, and all alterations and improvements in the Premises, excluding the front door, and Lessee's use and occupancy of the Premises, excluding the front door, and Lessee's performance of its obligations under this Lease, comply with the requirements of the ADA, and to take such actions and make such alterations and improvements as are necessary for such compliance; provided, however, that Lessee shall not make any such alterations or improvements except upon Lessor's prior written consent pursuant to the terms and conditions of this Lease. If Lessee fails to diligently take such actions or make such alterations or improvements as are necessary for such compliance, Lessor may but shall not be obligated to take such actions and make such alterations and improvements and may recover all of the costs and expenses of such actions, alterations and improvements from Lessee as additional rent.

Notwithstanding anything in this Lease contained to the contrary, no act or omission of Lessor, including any approval, consent or acceptance by Lessor or Lessor's agents, employees or other representatives, shall be deemed an agreement, acknowledgment, warranty or other representation by Lessor that Lessee has complied with the ADA or that any action, alteration or improvement by Lessee complies or will comply with the ADA or constitutes a waiver by Lessor of Lessee's obligations to comply with the ADA under this Lease or otherwise.

Any failure of Lessor to comply with the obligations of the ADA shall not relieve Lessee from any of its obligations under this Lease or constitute or be construed as a constructive or other eviction of Lessee or disturbance of Lessee's use and possession of the Premises or any part of the Project.